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                                                                   Exhibit 10.17




                        1981 INCENTIVE STOCK OPTION PLAN
                                       OF
                             TOLEDO TRUSTCORP, INC.

                       --------------------------------


         The terms and conditions of the 1981 Incentive Stock Option Plan (hereinafter referred to as the "Plan") of Toledo Trustcorp, Inc. (hereinafter referred to as Company"), a Delaware corporation, is set forth below:

         1. PURPOSE OF THE PLAN. The purpose of the Plan is to encourage ownership of shares of the Common Stock, par value $20.00 per share, of the Company (said shares are hereinafter referred to as "Company Common Stock") by an Eligible Employee (as said term is hereinafter defined in paragraph 3 of this Plan) and to encourage each of them to remain in the employ of the Company. It is also intended that any option granted pursuant to the terms of this Plan (an option granted under this Plan is hereinafter referred to as an "Option" and all options granted under this Plan are hereinafter collectively referred to as the "Options") shall be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (hereinafter referred to as the "Code").

         2. ADMINISTRATION OF PLAN. The Board of Directors of the Company (hereinafter referred to as the "Board") shall appoint a Stock Option Committee (hereinafter referred to as the "Committee") which shall consist of not less than three members of the Board. Subject to the provisions of this Plan, the Committee shall have authority to supervise, administer and interpret this Plan including, but not limited, to the authority to (i) determine the Eligible Employee to whom an Option shall be granted, (ii) determine the number of shares of Company Common Stock to be the subject of each Option, (iii) determine the time or times at which an Option shall be granted and/or exercised, (iv) determine the period of each of the Option, (v) determine in good faith the fair market value of Company Common Stock in accordance with rules and/or regulations adopted by the Internal Revenue Service (hereinafter referred to as the "IRS" ) under Section 422A of the Code or sections of similar import or, in the absence of such rules or regulations, reasonable valuation methods and, in furtherance of such authority to seek the opinions of independent and well-qualified experts as to the fair market value of Company Common Stock and (vi) make, amend and rescind rules and regulations relating to the Plan. The determination of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan. The Committee's determination in all cases arising under the Plan shall be final, conclusive and binding unless otherwise determined by the Board. Notwithstanding anything contained in this Plan to the contrary, no member of the Board shall be eligible to receive an Option under this Plan while a member of the Committee unless the Board approves the granting of such Option.
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         The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a written instrument signed by a majority of the members and action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary who shall keep minutes of its meetings. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3. ELIGIBLE EMPLOYEE DEFINED. For purposes of this Plan, the term "Eligible Employee" shall be defined to mean an indivitual who is an employee of either the Company, a Parent of the Company (as that term is defined in Sections 422A(a)(2) and 425 of the Code) or a Subsidiary of the Company (as that term is defined in Sections 422A(a)(2) and 425 of the Code), and who at least either holds the office of Vice President of the Company, a Parent of the Company or a Subsidiary of the Company, or who performs such managerial functions or duties consistent with, in the opinion of the Committee, the level of a Vice President of the Company, a Parent of the Company or a Subsidiary of the Company. Notwithstanding anything contained in this Plan to the contrary, no Option shall be granted to an individual (i) who, at the time such Option is granted, "owns" (as defined in Sections 422A and 425 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, a Parent of the Company or a Subsidiary of the Company unless at the time such Option is granted the option price is at least 110% of the fair market value of the Company Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted and (ii) unless such individual is an employee of the Company, a Parent of the Company or a Subsidiary of the Company at the time of the granting of the Option.

         4. COMPANY COMMON STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in paragraph 14 of this Plan, the aggregate number of shares of Company Common Stock which shall be reserved and which may be issued upon the exercise of all Options to be granted from time to time under this Plan is l50,000 shares of Company Common Stock, whether or not such shares of Company Common Stock are (i) treasury shares, (ii) authorized but unissued shares or
(iii) both. In the event that an Option expires or terminates without having been exercised as to the full number of shares of Company Common Stock subject thereto, the shares of Company Common Stock as to which such Option was not exercised shall be available for Options which may thereafter be granted under this Plan.

         5. GRANT OF OPTION. Each Option shall be granted within ten (10) years from (i) the date this Plan is adopted by the Board or (ii) the date this Plan is approved by the shareholders of the Company as required by Section 422A(b)(2) of the Code, whichever date is earlier.
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         6. TERM OF OPTION. The term of each Option shall be for a period not to exceed ten (10) years from the date the Option is granted.

         7. EXERCISE OF OPTION. Except as otherwise provided in this Plan, an Option shall be exerciseble only by the individual to whom it is granted during his lifetime and only if such individual was an employee of either the Company, a Parent of the Company or a Subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies, at all times during the period beginning on the date of the granting of the Option and ending on the date of such exercise (including the date of such exercise); provided, however, in the case of an employee who is disabled (within the meaning of Section 105(d)(4) of the Code), the ending date of the period shall be one (1) year before the date of such exercise. An Option shall be deemed exercised only if written notice of its exercise is delivered to the Company prior to the expiration of the term of the Option. Notwithstanding anything contained in this Plan to the contrary, no Option may be exercised unless and until this Plan is approved by the shareholders of the Company in the manner and within the time required by Section 422A of the Code.

         8. OPTION PRICE. The purchase price of Company Common Stock which shall be the subject of an Option shall be not less than the fair market value of Company Common Stock at the time such Option is granted.

         9. PRIOR OUTSTANDING OPTIONS. No Option shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option (as said term is defined in Section 422A of the Code) which was granted, before the granting of such Option, to the individual to whom the Option was granted to purchase stock in the Company or in a corporation which, at the time the Option is granted, is a Parent of the Company or a Subsidiary of the Company, or in a predecessor corporation of any such corporations.

         10. ANNUAL LIMIT ON OPTIONS. Notwithstanding anything contained in this Plan to the contrary, the aggregate fair market value (determined as of the time the Option is granted) of Company Common Stock for which an Eligible Employee may be granted an Option in any calendar year (under all such plans of his employer corporation and its Parent and Subsidiary) shall not exceed $100,000 plus any unused limit carryover to such year as determined in accordance with the provisions of Section 422A(c)(4) of the Code.

         11. NONTRANSFERABILITY OF OPTION. An Option shall not be transferable by the individual to whom it is granted except by (i) will or (ii) the laws of descent and distribution.

         12. TERMINATION OF EMPLOYMENT. In the event that an individual to whom an Option is granted under this Plan (hereinafter referred to as an "Optionee") shall cease to
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be employed by the Company, a Parent of the Company or a Subsidiary of the
Company, whether voluntarily or involuntarily, for any reason other than death or disability (within the meaning of Section 105(d)(4) of the Code) and shall no longer be employed by any of them, such Option and all of the Optionee's rights to further exercise of his Option shall expire as of the date the employment of such individual is terminated; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. Nothing in this Plan shall confer upon any Optionee the right to be continued in the employment of the Company, a Parent of the Company or a Subsidiary of the Company, or interfere in any way with the right of the Company, a Parent of the Company or a Subsidiary of the Company to terminate the employment of an Optionee, whether for cause or otherwise. A leave of absence with the express written consent of the Company shall not be considered termination of employment for purposes of this paragraph.

         13. DEATH OR DISABILITY OF OPTIONEE. In the event of the death or disability of an Optionee while employed by the Company, a Parent of the Company or a Subsidiary of the Company, his Option may be exercised by him or, in the case of the death of Optionee, by his personal representative or by any person or persons who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at an time within three (3) months after the date of his death or within one (1) year after the date of his disability; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

         14. ADJUSTMENTS IN COMPANY COMMON STOCK. In the event of any changes in the issued and outstanding shares of Company Common Stock by reason of (i) share dividends, (ii) split-ups, (iii) recapitalizations, (iv) mergers, (v) consolidations, (vi) combinations, (vii) separations, (viii) reorganizations or
(ix) exchange of shares, the aggregate number and class of shares available under this Plan shall be correspondingly adjusted by the Committee; provided, however, that neither this Plan nor an Option shall be adjusted in a manner that causes an Option not to qualify as an incentive stock option within the meaning of Section 422A of the Code.

         15. TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or the shareholders of the Company nor any action taken by the Committee shall constitute the granting of an Option. The granting of an Option shall take place only when the written option agreement referred to in paragraph 23 of this Plan shall have been duly executed and delivered by or on behalf of the Company and the Optionee.

         16. RIGHTS AS A SHAREHOLDER. Except as otherwise provided by the laws of the State of Delaware, an Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by his Option until the date of the issuance of a share certificate to him for such shares. Except as otherwise provided in paragraph 14 of this Plan and by the laws of the State of Delaware, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions
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or other rights on Company Common Stock for which the record date is prior to the date such share certificate is issued.

         17. AMENDMENT OF PLAN. To the extent permitted by law, the Board may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that such modification or amendment shall not change any rights under any outstanding Option without the written consent of the Optionee; provided further, however, that such modification or amendment shall not, without the approval of the shareholders of the Company, change the Plan so as to cause any of the Options to fail to meet the requirements of an incentive stock option under Section 422A of the Code.

         18. TERMINATION OF PLAN. Notwithstanding anything contained in this Plan to the contrary, the Board may at any time terminate or discontinue this Plan or any Option granted hereunder provided that such action shall not, without the written consent of the Optionee affected, impair the rights of such Optionee under any Option previously grantcd under the Plan.

         19. GOVERNMENTAL REGULATIONS. This Plan and the granting and exercise of any Option and the obligations of the Company to sell and deliver shares of Company Common Stock under any such Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

         20. COMPLIANCE WITH SECURITIES LAWS. Options granted and shares of Company Common Stock issued by Company upon the exercise of Options shall be granted and issued only in full compliance with all applicable securities laws including, but not limited to, the Securities Act of 1933, as amended, and the general rules and regulations promulgated thereunder by the Securities and Exchange Commission and applicable state blue sky laws. In connection with such compliance, the Committee may impose such conditions on transfer of the shares of Company Common Stock subject to an Option and other restrictions, conditions and limitations as it may deem necessary and appropriate.

         21. PROCEEDS FROM SALE OF COMPANY COMMON. The proceeds to be received by the Company upon the exercise of any Option shall be used for general corporate purposes.

         22. OBLIGATIONS OF OPTIONEE. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         23. OPTION AGREEMENT. Options granted under this Plan shall be evidenced by written agreements in such form as the Committee shall from time to time approve, which agreements (i) shall comply with and be subject to the terms and conditions of this Plan, (ii) may contain such other provisions not inconsistent with this Plan as the Committee shall deem advisable including, without limitation, restrictions upon exercise of an Option and (iii) shall contain such other limitations and restrictions upon the exercise of an Option as shall be necessary in order that such Option will be an incentive stock
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option as defined in Section 422A of the Code and that the granting of such
Option shall be in compliance with federal and state securities laws.

         24. EFFECTIVENESS OF PLAN. This Plan shall become effective on the date this Plan is approved be the Board; provided, however, that the Plan shall be submitted to the shareholders of the Company in the manner and within the time required by Section 422A of the Code. In the event this Plan is not approved by the shareholders of the Company as aforesaid, then this Plan shall be terminated, null and void and all Options granted under this Plan shall terminate.

         25. DETERMINATION OF DISABILITY. For purposes of this Plan, the determination as to whether an Optionee's employment is terminated because of "disability" shall be vested solely in the Committee and its determination shall be final and conclusive on all parties.

         26. PRIORITY. To the extent that any of the provisions of Sections 421 and 422A of the Code are inconsistent with the provisions of this Plan and such inconsistency would cause this Plan or any Option granted hereunder not to be treated for federal income tax purposes as an incentive stock option plan, the provisions of this Plan and of Options granted hereunder shall be deemed to be amended in a manner to comply with the provisions of Section 421 or 422A of the Code, as the case may be.

         IN WITNESS WHEREOF, the undersigned, being the duly elected and authorized Secretary of the Company, hereby certifies that this Plan was legally and validly approved by the Board at a meeting thereof on November 25, 1981 in Toledo, Lucas County, Ohio.



                                        TOLEDO TRUSTCORP, INC.


                                        BY________________________
                                          David A. Snavely  Secretary